SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Sec. 240.14a-12.

LEGG MASON PARTNERS EQUITY TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

OPENING FOR ALL SCENARIOS:

If Shareholder is an Individual:

Hello, my name is                 , and I’m calling on behalf of Legg Mason. May I please speak with                 ? Briefly, I wanted to be sure you received a proxy statement and proxy card for the special meeting of shareholders of Legg Mason Partners Classic Values Fund to be held on July 11, 2008. Has that arrived? For confirmation purposes, may I please have your city, state, and zip code? Thank you.

If Shareholder is a Corporation or other entity:

Hello, my name is                 , and I’m calling on behalf of Legg Mason. May I please speak with                 ? Briefly, I wanted to be sure you received a proxy statement and proxy card for the special meeting of shareholders of Legg Mason Partners Classic Values Fund to be held on July 11, 2008. Has that arrived? For confirmation purposes, may I please have your full name and title? Are you authorized to vote this account?

SCENARIO 1:

If Shareholder says that they HAVE NOT received the proxy statement and proxy card:

Step 1:

I would like to mail you another set of proxy materials. Do you still live at (address)?

You should receive your materials within 7 to 10 business days.

Step 2:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call <CFS toll free>. When calling, please refer to record #            . Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12pm to 6pm on Saturday. Thank you for your time! Have a nice day/evening!

After Shareholder Response:

Thank you for your time. Have a nice day/evening!

SCENARIO 2:

If Solicitor reaches Answering Machine:

This message is to remind you that a special meeting of shareholders of the Legg Mason Partners Classic Values Fund is scheduled for July 11, 2008. To quickly vote your shares over the telephone, simply call             . When calling, please refer to record #            . Representatives are available until 11:00 p.m. Eastern time Monday through Friday and 12pm to 6pm on Saturday and will be happy to assist. Your vote is important! Thank you.

SCENARIO 3:

Step 1:

A. If Shareholder says that they HAVE received the proxy statement and proxy card:

Have you had a chance to return your proxy card yet?

Step 2:

B. If Shareholder says that they HAVE returned the proxy card:

For whatever reason, that vote has not yet registered. To ensure that your vote is registered for the upcoming meeting, I can quickly assist you with that over the phone today.

Step 3:

C. If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms.    , your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

(If “yes”-follow step 4E. If “no”-follow step 4F)

D. If Shareholder says that they DO want to place a vote over the phone:

The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

Step 4:

E. If Shareholder DOES want to vote with the Board:

I am recording your      vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

E(1.) If the account has duplicates:

Mr./Ms    , you own additional accounts (list accounts). Have you received the proxy statements and proxy cards for these accounts?

If YES-ask if shareholder would like to vote all the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

E(2.) After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

F. If Shareholder DOES NOT want to vote with the Board:

Would you like to review the proposal and vote on the item?

F(1.) If Shareholder DECLINES to vote:

Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

F(2.) If Shareholder AGREES to vote:

READ proposal directly from the proxy statement AND ANSWER ANY QUESTIONS.

The Board recommends a vote in favor of the proposal. How would you like to register your vote?

F(2.)A. If Shareholder DECLINES to Vote:

Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:

I am recording your      vote on a written proxy card. I will forward it to the fund and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

If the account has duplicates:

Mr./Ms    , you own additional accounts (list accounts). Have you received the proxy statements and proxy cards for these accounts?

If YES-ask if shareholder would like to vote the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

SCENARIO 4:

Step 1:

A. If Shareholder says that they HAVE received the proxy statement and proxy card:

Have you had a chance to return your proxy card?

Step 2:

B. If Shareholder says that they HAVE NOT yet returned the proxy card:

To ensure your vote is registered for the upcoming meeting I can quickly assist you with that over the phone today.

Step 3:

C. If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms.    , your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

(If “yes”-follow step 4E. If “no”-follow step 4F)

D. If Shareholder says that they DO want to place a vote over the phone:

The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

2

Step 4:

E. If Shareholder DOES want to vote with the Board:

I am recording your      vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

E(1.) If the account has duplicates:

Mr./Ms    , you own additional accounts (list all accounts). Have you received the proxy statements and proxy cards for these accounts?

If YES-ask if shareholder would like to vote the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

E(2.) After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

F. If Shareholder DOES NOT want to vote with the Board:

Would you like to review the proposal and vote on the item?

F(1.) If Shareholder DECLINES to vote:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call <CFS toll free>. When calling, please refer to record #            . Our hours of operation are from 9:00 am to 11:00 pm Eastern Time Monday through Friday, and 12pm to 6pm on Saturday. Thank you for your time! Have a nice day/evening!

F(2.) If Shareholder AGREES to vote:

READ proposal directly from the proxy statement AND ANSWER ANY QUESTIONS

The Board recommends a vote in favor of the proposal. How would you like to register your vote?

F(2.)A. If Shareholder DECLINES to Vote:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call <CFS toll free>. When calling, please refer to record #            . Our hours of operation are from 9:00 am to 11:00 pm Eastern Time Monday through Friday, and 12pm to 6pm on Saturday. Thank you for your time! Have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:

I am recording your      vote on a written proxy card. I will forward it to the fund and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

If the account has duplicates:

Mr./Ms    , you own additional accounts (list all accounts). Have you received the proxy statements and proxy cards for these accounts?

If YES-ask if shareholder would like to vote the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

After Shareholder Response:

Thank you for your time and your vote. Have a nice day/evening!

3

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	LEGG MASON PARTNERS EQUITY TRUST	PROXY
Legg Mason Partners Classic Values Fund
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be Held on July 11, 2008

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Legg Mason Partners Classic Values Fund (the “Target Fund”), a series of Legg Mason Partners Equity Trust (the “Trust”), hereby appoints R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Rocco Del Guercio attorneys and proxies for the undersigned, each with full powers of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Target Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Target Fund to be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 on July 11, 2008 at 10:00 a.m. Eastern Time and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated May 27, 2008, the terms of each of which are incorporated by reference, and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE VIA THE TELEPHONE: 1-866-241-6192
VOTE VIA THE INTERNET: www.proxy-direct.com

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable

, 2008
Date	18757_052308_CVF

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE ABOVE AND MAIL THIS

PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ¢

		FOR	AGAINST	ABSTAIN
		☐	☐	☐
1.	To approve a Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund, a series of the Trust, in exchange for shares of Legg Mason Partners Capital Fund, a series of the Trust, to be distributed to the shareholders of the Target Fund, and (ii) the subsequent termination of the Target Fund as a series of the Trust.

2.	To transact any other business which may properly come before the Special Meeting or any adjournments or postponements thereof.

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.

18757_052308_CVF